UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE MOTLEY FOOL FUNDS TRUST

2000 Duke Street
Suite 175
Alexandria, VA 22314
(888) 863-8803

April 2, 2014

Dear Shareholder:

On behalf of the Board of Trustees (the "Board") of The Motley Fool Funds Trust (the "Trust"), I am pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Trust scheduled for 2:00 pm Eastern time, on May 21, 2014. This Special Meeting will be held at 2000 Duke Street, Suite 150, Alexandria, Virginia 22314. Please take the time to read the accompanying Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

At the Special Meeting, shareholders of each series of the Trust (each, a "Fund" and together, the "Funds") will be asked to (1) elect a Trustee to the Board and (2) approve an amended and restated investment advisory agreement between the Trust and Motley Fool Asset Management, LLC (the "Adviser" or "MFAM") on behalf of each Fund. The Trustee nominee is a current member of the Board who has served since the Board appointed him in July 2012. The primary purpose of proposing to amend the investment advisory agreement between the Trust and the Adviser is to simplify the current advisory fee structure by eliminating the fulcrum fee component and to reduce what is currently the base fee component of the advisory fee from 0.95% to 0.85%. In other words, the current advisory fee would be replaced with a flat fee of 0.85%.

Shareholders of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The proposals are discussed in detail in the enclosed Proxy Statement. Please read it carefully. The Board has concluded that each proposal is in the best interests of the Funds and their respective shareholders and unanimously recommends that you vote "FOR" the proposals.

Seriously. Why are we doing this?

To simplify the advisory fee structure, which should result in lower fees.

Folks, when we launched the Independence Fund back in 2009, we had a great idea that we would place a fulcrum on our advisory fee, so that if we beat our benchmark the Adviser would get paid a bit more and, if we trailed it, the Adviser would get paid a bit less. Sounds great, right? We love the principle of this so much that we launched the Great America Fund and the Epic Voyage Fund with fulcrums, too.

But that which is great in principle can have some unwelcome consequences. Most notably, it has proved confusing to shareholders; for an organization like ours that is dedicated to bringing transparency to the mutual fund business, that has been challenging. In the end, we reluctantly decided that simpler is sometimes better.

In essence we are asking you to vote on two things. First, Carl Verboncoeur joined our Board, which has forced me to learn to spell "Verboncoeur." We are asking shareholders to elect Mr. Verboncoeur to the Board so that we have a Board entirely elected by shareholders. Second, we are proposing to amend the advisory agreement between the Trust and MFAM to eliminate the fulcrum fee and to reduce what is currently the base fee component of the Funds' advisory fee from 0.95% to 0.85%.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY THE CLOSE OF BUSINESS ON MAY 20, 2014 IF YOU VOTE BY MAIL, OR BY 11:59 PM EASTERN TIME ON MAY 20, 2014 IF YOU VOTE BY TELEPHONE OR INTERNET.

I, and everyone here at Motley Fool Funds, have an unwavering commitment to you. I appreciate your participation and prompt response in this matter and thank you for your continued support.

Foolish Best,

Peter Jacobstein
President and Trustee
The Motley Fool Funds Trust

THE MOTLEY FOOL FUNDS TRUST

2000 Duke Street
Suite 175
Alexandra, VA 22314
(888) 863-8803

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR MAY 21, 2014

NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of The Motley Fool Funds Trust (the "Trust") is scheduled for May 21, 2014, 2:00 pm. Eastern time, at 2000 Duke Street, Suite 150, Alexandria, Virginia 22314.

At the Special Meeting, shareholders of each series of the Trust (each a "Fund" and together, the "Funds") will be asked to consider and approve the following proposals, as applicable:

1.  To elect a Trustee to the Board of Trustees of the Trust.

2.  To approve an amended and restated investment advisory agreement between the Trust and Motley Fool Asset Management, LLC on behalf of each Fund.

Shareholders of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

Shareholders of record as of the close of business on March 26, 2014 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE VOTE THE ENCLOSED PROXY CARD PROMPTLY, BUT IN NO EVENT LATER THAN THE CLOSE OF BUSINESS ON MAY 20, 2014 IF YOU VOTE BY MAIL, OR BY 11:59 PM EASTERN TIME ON MAY 20, 2014 IF YOU VOTE BY TELEPHONE OR INTERNET, so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by: (i) executing and submitting a new Proxy Card bearing a later date; (ii) giving written notice to the Fund of revocation of an earlier submitted Proxy Card; or (iii) voting in person at the Special Meeting.

By Order of the Board of Trustees

Peter Jacobstein
President and Trustee
April 2, 2014

PLEASE VOTE THE ENCLOSED PROXY CARD.
YOUR VOTE IS IMPORTANT!

For your convenience, there are three ways to vote.

VOTE BY MAIL

1.  Read the accompanying proxy statement.

2.  Check the appropriate box on the proxy card.

3.  Sign and date the proxy card.

4.  Return the proxy card in the envelope provided.

VOTE BY TELEPHONE

It's fast, convenient, and your vote is immediately confirmed and posted.

1.  Read the accompanying proxy statement and have the proxy card at hand.

2.  Call the toll-free number that appears on your proxy card.

3.  Enter your control number located on your proxy card.

4.  Follow the simple recorded instructions.

VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted. Additionally, you can receive all future materials by internet.

1.  Read the accompanying proxy statement.

2.  Go to www.proxyvote.com.

3.  Enter your control number located on your proxy card.

4.  Follow the simple instructions.

BENEFITS OF TELEPHONE AND INTERNET VOTING:

•  Immediate voting results.

•  Voting 7 days a week, 24 hours a day (except day of meeting).

PLEASE DO NOT RETURN YOUR PROXY VOTING CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PROXY STATEMENT

THE MOTLEY FOOL FUNDS TRUST

2000 Duke Street
Suite 175
Alexandra, VA 22314
(888) 863-8803

SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR MAY 21, 2014

WHO IS ASKING FOR MY VOTE?

The Board of Trustees ("Board") of The Motley Fool Funds Trust (the "Trust") is sending you this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Card on or about April 11, 2014 and to all other shareholders of record who have a beneficial interest in each applicable series of the Trust (each a "Fund" and together, the "Funds") as of the close of business on March 26, 2014 ("Record Date"). The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Funds.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at 2000 Duke Street, Suite 150, Alexandria, Virginia 22314, and is scheduled for May 21, 2014 at 2:00 pm Eastern time.

WHO IS ELIGIBLE TO VOTE?

All shareholders of record as of the close of business on the Record Date are eligible to vote. (See "How Do I Vote?" and "General Information" for a more detailed discussion of voting procedures).

Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote. The following table sets forth the number of shares of each Fund issued and outstanding as of the Record Date.

Fund	Shares Outstanding
Motley Fool Independence Fund	19,236,941.069
Motley Fool Great America Fund	11,123,843.104
Motley Fool Epic Voyage Fund	3,737,491.710

To the best of the Trust's knowledge, as of the Record Date: (i) no person owned beneficially more than 5% of the outstanding shares of any class of a Fund's shares, except as set forth in Appendix A to this Proxy Statement; and (ii) no Trustee or officer of any Fund owned of record or beneficially more than 1% of any Fund's shares.

WHY IS THE SPECIAL MEETING BEING HELD?

The Special Meeting is being held for the following purposes:

1.  To elect a Trustee to the Board of Trustees.

2.  To approve an amended and restated investment advisory agreement between the Trust and Motley Fool Asset Management, LLC (the "Adviser") on behalf of each Fund.

Shareholders of each of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

WHICH PROPOSALS DO I VOTE ON?

You are being asked to vote on both proposals because both proposals affect each Fund. The following table identifies whether shareholders' votes will be counted on a fund-by-fund basis or collectively:

Proposal	Funds Voting
1. To elect a Trustee to the Board of Trustees.	All Funds voting together.
2. To approve an amended and restated investment advisory agreement between the Trust and the Adviser.	Each Fund voting separately.

WHY DID YOU SEND ME THIS BOOKLET?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the proposals listed above. You are receiving these proxy materials, including one Proxy Card for each Fund you own, because you have the right to vote on these important proposals concerning your investment in the Fund(s). The word "you" is used in this Proxy Statement to refer to the person or entity that owns the shares and accordingly has voting rights in connection with the shares.

HOW DO I VOTE?

You may vote in person, by mail, telephone or internet. Joint owners must each sign the Proxy Card. Shareholders of the Funds whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee. If your proxy is properly returned by the close of business on May 20, 2014 if you vote by mail or by 11:59 pm Eastern time on May 20, 2014 if you vote by telephone or internet, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions with respect to a proposal, but is signed, dated and returned, it will be treated as an instruction to vote the shares "FOR" the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or internet, the shareholder may still submit by mail the Proxy Card sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor (discussed below) toll-free at (855) 601-2249.

A shareholder may revoke a proxy at any time prior to the vote on a proposal by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

WHO WILL SOLICIT MY PROXY?

The Trust has retained Broadridge, a professional proxy solicitation firm ("Solicitor"), to assist in the solicitation of proxies, at an estimated cost of $86,192. All expenses in connection with the Special Meeting of the Shareholders, including the printing, mailing, solicitation and vote tabulation and expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the Solicitor's representative will confirm the shareholder's full name and address. The Solicitor's representative is able to explain the process, read the proposals on the Proxy Card, and ask for the shareholder's instructions on the proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's voting instructions. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or email to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (855) 601-2249.

In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, emails, fax, or other communication.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

Additional information about the Funds is available in their prospectus, statement of additional information, and annual shareholder report.

You can obtain copies of the prospectus, statement of additional information, and annual shareholder report of the Funds, upon request, without charge, by writing to The Motley Fool Funds Trust, P.O. Box 9780, Providence, RI 02940-9780, by calling 1-888-863-8803, or by accessing the Trust's website at foolfunds.com or the Securities and Exchange Commission's ("SEC") website at sec.gov. This Proxy Statement should be read in conjunction with the annual shareholder report.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that shareholders of each Fund vote "FOR" each proposal described in this Proxy Statement.

PROPOSAL 1: ELECTION OF A TRUSTEE TO THE BOARD

WHAT IS PROPOSAL 1?

The purpose of this Proposal is to ask shareholders to elect Carl G. Verboncoeur to the Board of Trustees. Mr. Verboncoeur is a current member of the Board. He was appointed by the other members on July 17, 2012 and has been serving as a Trustee of the Trust since that date.

The Board consists of four Trustees — Stephen Boyd, Peter Jacobstein, Kathleen A. O'Neill, and Carl G. Verboncoeur — all of whom except Mr. Jacobstein are independent or disinterested persons within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). A Trustee is deemed to be independent to the extent he or she is not an "interested person" of the Trust, as that term is defined in the 1940 Act ("Independent Trustee"). Each of the current Trustees (with the exception of Mr. Verboncoeur) was elected by the initial shareholder of the Trust on March 25, 2009. Mr. Verboncoeur was appointed by the other Trustees to fill a vacancy created by the resignation of a former trustee and has not been elected by shareholders. The Board proposes that shareholders of the Trust elect Mr. Verboncoeur (the "Nominee") to the Board so as to have a Board made up of members all of whom have been elected by shareholders.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of the Nominee. The Nominee has consented to being named in this Proxy Statement and to serving on the Board. However, if the Nominee should become unavailable for election, due to events not known or anticipated, the persons named as proxies will vote for such other nominee as the current Board may recommend.

INFORMATION REGARDING THE NOMINEE

The following table contains the name and age of the Nominee, position(s) and length of service with the Trust, principal occupation during the past five years, any other directorships held by the Nominee and the number of portfolios or funds in the Trust that the Nominee oversees. The address of the Nominee is c/o Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, VA 22314.

Independent Trustee Nominee

Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (number of funds)
Carl G. Verboncoeur 61	Trustee	Indefinite/ Since July 2012	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009)	3	SPDR Series Trust (89) (Trustee); SPDR Index Shares Funds (53) (Trustee); SSgA Active ETF Trust (22) (Trustee); SSgA Master Trust (10) (Trustee)

REMAINING TRUSTEES OF THE BOARD AND
OFFICERS OF THE TRUST

The table below contains similar information about the remaining Trustees of the Board and for the officers of the Trust. The address of each Trustee and officer is c/o Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, VA 22314.

Independent Trustees

Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Kathleen A. O'Neil 61	Trustee	Indefinite/ Since March 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software; Metlife Bank, N.A., John Carroll University (1999 to 2008).	3	None
Stephen L. Boyd 73	Trustee	Indefinite/ Since March 2009	None	3	None

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Peter E. Jacobstein* 48	Trustee and President	Indefinite/ One year/ Since November 2008	President, Motley Fool Asset Management, LLC; SVP, The Motley Fool, Inc. (financial publishing).	3	None
Philip J. Biedronski 46	Treasurer	One year/ Since September 2011	Controller & Treasurer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing).	N/A	N/A

Interested Trustees and Officers (Continued)

Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Lawrence T. Greenberg 51	Vice President and Secretary	One year/ Since March 2009

SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present. Director, Fool/Love Money.com Financial Services, Ltd. (U.K. mortgage adviser) (2008 to 2009), Lovemoney.com, Ltd. (U.K. financial information site) (2009 to 2009). Director, The Motley Fool Global Limited and other Motley Fool entities in Australia, Canada, Singapore, and the U.K. (2010-present") Managing Director, The Motley Fool Global Limited (2012 to present). Manager, Motley Fool Wealth Managment (January 2013-present).

				N/A	N/A

Interested Trustees and Officers (Continued)

Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Salvatore Faia 51	Chief Compliance Officer	One year/ Since March 2009	President, Vigilant Compliance, LLC since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

*  Mr. Jacobstein is an "interested person" of the Trust, as defined by the 1940 Act, because he is an employee of the Adviser.

BOARD RESPONSIBILITIES

The Board has the overall responsibility for monitoring the operations of the Trust and the Funds. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Funds. The Board has approved contracts under which certain companies provide essential management services to the Trust. The Board has the responsibility for supervising the services provided by those companies.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, Underwriter, Administrator and Transfer Agent. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks — that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures, and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (for example, the Adviser is responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board and the Adviser have emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of each Fund, at which time certain of the Funds' service providers present the Board with information concerning the investment objectives, strategies, and risks of the Funds as well as proposed investment limitations for the Funds. Additionally, the Funds' Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the Adviser and other service providers such as the Funds' independent accountants make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to the Funds' investment restrictions and compliance with various policies and procedures of the Funds and with applicable securities regulations. The Board also reviews information about the Funds' investments, including, for example, portfolio holdings schedules and reports on the Adviser's use of derivatives in managing the Funds, if any, as well as reports on the Funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Valuation Committee reports to the Board concerning investments for which market quotations are not readily available, if any. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports to the Securities and Exchange Commission ("SEC") are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through the Funds' Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Trust's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes, and skills as described below.

The Trust has concluded that Mr. Jacobstein should serve as Trustee because of the experience he has gained as President of the Adviser and in his various roles with the parent company of the Adviser, The Motley Fool Holdings, Inc., and its predecessor, which he joined in 2006, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Ms. O'Neil should serve as Trustee because of the experience she has gained as President, CEO, and founder of a corporate governance and risk management consulting firm, her experience in and knowledge of the financial services and banking industries, the experience she has gained serving as a director of public companies, and the experience she has gained serving as trustee of the Trust since 2009.

The Trust has concluded that Mr. Boyd should serve as Trustee because of the experience he gained as a mutual fund portfolio manager and an executive officer of a large financial services firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2009.

The Trust has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained as a Chief Executive Officer of a mutual fund family, the experience he has gained serving as a Trustee of exchanged traded funds, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.

BOARD AND COMMITTEES

There are four members of the Board of Trustees, three of whom are not "interested persons" of the Trust, as that term is defined in the 1940 Act ("Independent Trustees"). Kathleen A. O'Neil, an Independent Trustee, serves as Chairman of the Board. The Board of Trustees has two standing committees. The Audit Committee is responsible for advising the Board with respect to accounting, auditing, and financial matters affecting the Trust. The Audit Committee is chaired by an Independent Trustee and composed of all of the Independent Trustees. The Audit Committee met four times during the fiscal year ended October 31, 2013. The Audit Committee's charter is attached hereto as Appendix B. The Valuation Committee is responsible for monitoring the application of the Trust's Valuation Procedures and making certain determinations in accordance with those procedures. The Valuation Committee is composed of all members of the Board. The Valuation Committee met once during the fiscal year ended October 31, 2013.

The Board does not have a standing nominating committee or committee performing similar functions as the Board has determined, given its relatively small size, to perform this function as a whole. The Board does not currently have a charter or other written policy with regard to the nomination process, or a formal policy with respect to the consideration of trustee candidates. The Board has not established special procedures for shareholders to submit trustee recommendations. If the Secretary of the Trust were to receive a recommendation of a candidate from a Fund shareholder, it would be submitted to the Board, and the Board would consider such recommendations in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. In making its nominations, the Board considers relevant factors, including an individual's business experience, breadth of knowledge about issues and matters affecting the Trust, time availability for meetings and consultation regarding Trust matters, and other particular skills and experience. The Board desires candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Funds and their shareholders. In the event of a need for a new or additional trustee, the Board will evaluate potential nominees by reviewing their qualifications, results of personal interviews and such other information as the Board may deem relevant.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority (75%) of the Board, the fact that the chairpersons of the Board and of the Trust's Audit Committee are Independent Trustees, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

OWNERSHIP OF FUND SHARES

The Trustees owned the following dollar ranges of equity securities in the Independence Fund, the Great America Fund, and the Epic Voyage Fund as of March 31, 2014:

Name of Trustee	Dollar Range of Equity Securities in the Independence Fund	Dollar Range of Equity Securities in the Great America Fund	Dollar Range of Equity Securities in the Epic Voyage Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kathleen A. O'Neil	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000
Stephen L. Boyd	$10,001- $50,000	0	0	$10,001-$50,000
Carl G. Verboncoeur	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Peter E. Jacobstein	$10,001- $50,000	$1-$10,000	$1-$10,000	$10,001-$50,000

COMPENSATION

Effective November 1, 2013, each Independent Trustee is paid an annual retainer of $35,000. With the exception of the Trust's chief compliance officer, officers of the Trust are members, officers, or employees of the Adviser, or their affiliates, and receive no compensation from the Trust. Trustee compensation received from the Trust for the 2013 fiscal year is set forth below.*

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees
Kathleen A. O'Neil	30,000	None	None	30,000
Stephen L. Boyd	30,000	None	None	30,000
Carl G. Verboncoeur	30,000	None	None	30,000
Peter E. Jacobstein	None	None	None	None

*  For the fiscal year ended October 31, 2013, the Trustees were paid an annual retainer of $30,000.

WHAT IS THE REQUIRED VOTE?

If a quorum is present at the Special Meeting, the affirmative vote of a plurality of shares voted in person or by proxy at the Special Meeting is required for the election of the Nominee to the Board.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL 1?

If shareholders of the Trust do not approve the Nominee, the Funds will continue to be managed under the oversight of the current Trustees and the Board will determine what action, if any, should be taken.

THE BOARD RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" THE ELECTION OF THE NOMINEE.

PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT ON BEHALF OF EACH FUND

WHAT IS PROPOSAL 2?

Shareholders of each Fund are being asked to approve an amended and restated investment advisory agreement between the Adviser and the Trust on behalf of each Fund ("Amended Agreement") that simplifies the advisory fee paid to the Adviser by each Fund by eliminating the fulcrum fee component and to reduce what is currently the base fee component of the advisory fee from 0.95% to 0.85%. The Board has determined that the proposed change to the advisory fee is in the best interest of each Fund's shareholders and has approved the Amended Agreement.

The Adviser conducted a comprehensive review of the fee and expense structure of each Fund, including the advisory fee currently payable by each Fund under the current investment advisory agreement between the Trust and the Adviser ("Current Agreement"). In performing this review, the Adviser compared its advisory fees and the services it provides to each Fund under the Current Agreement to the fees charged and services rendered to funds with comparable objectives and strategies. The Adviser also considered the cost of providing the current level of advisory services to each Fund.

Currently, the advisory fee payable by each Fund is made up of (i) a base annual fee of 0.95% of a Fund's average daily net assets and (ii) a fulcrum fee effective after a Fund has operated for one year , which, relative to the base annual fee, increases the amount payable to the Adviser if a Fund's performance exceeds its benchmark by certain amounts and decreases the amount payable to the Adviser if a Fund's performance trails its benchmark over the applicable time period. The current fee is described in more detail below.

Using available industry data, the Adviser concluded that the Funds' current advisory fee structure is not in line with those of peer funds and that its complexity may be preventing the Funds from being more competitive in the mutual fund marketplace by making it more difficult for the Funds to attract shareholders and reach economies of scale. The Adviser has proposed to simplify the advisory fee by replacing the current base fee/fulcrum fee structure with an annual fee of 0.85% of each Fund's average daily net assets.

If the Amended Agreement is approved by shareholders, the Adviser will "wind down" the fulcrum fee arrangement by charging, for a period of 18 months from the date the Amended Agreement takes effect, the lesser of (i) the amount that would have been paid under the Current Agreement and (ii) the amount payable under the Amended Agreement.

INFORMATION ABOUT THE ADVISER

The Adviser is a Delaware limited liability company with offices at 2000 Duke Street, Suite 175, Alexandria, VA 22314. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. ("TMF Holdings"), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

The following table contains the name and principal occupation of the executive officers of the Adviser. The address of the officers is Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, VA 22314.

Name	Principal Occupation
Peter Jacobstein	President, Motley Fool Asset Management
Lawrence Greenberg	General Counsel, Motley Fool Asset Management
Ollen Douglass	Chief Financial Officer, Motley Fool Asset Management
Salvatore Faia	Chief Compliance Officer, Motley Fool Asset Management
William H. Mann III	Chief Investment Officer, Motley Fool Asset Management

The Adviser serves as investment adviser to each Fund pursuant to the terms of the Current Agreement with the Trust dated June 15, 2009. The initial shareholder of each of the Independence Fund, the Great America Fund, and the Epic Voyage Fund approved the Current Agreement on March 25, 2009, September 15, 2010, and September 14, 2011, respectively.

WHAT ARE THE TERMS OF THE AMENDED AGREEMENT?

The Amended Agreement is substantially identical to the Current Agreement except for (i) the dates of execution, effectiveness, and termination, (ii) the advisory fee payable by each Fund as described above, and (iii) as described below, the deletion of a paragraph from the Current Agreement that has been determined to be irrelevant to the operation and management of the Funds. The form of Amended Agreement is attached as Appendix C and the Current Agreement is attached as Appendix D.

The Amended Agreement provides that it shall have an initial two-year term and then may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Funds, provided that in either event the continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Amended Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Under the Amended Agreement, the Adviser will continue to manage each Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser is responsible for all investment decisions for the Funds and for placing orders for the purchase and sale of investments for each Fund's portfolio. The Adviser also provides such additional administrative services as the Trust may require beyond those furnished by the Trust's administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust. In addition, the Adviser pays the salaries of officers of the Trust who are employees of the Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Adviser or who are officers or employees of any company affiliated with the Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

Under the Amended Agreement, it is proposed that each Fund pay the Adviser a fee computed and paid monthly at an annual rate of 0.85% of the Funds' average daily net assets.

Under the Current Agreement, in consideration of the services provided by the Adviser, each Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Funds' average daily net assets during the month (the "Basic Fee"). Commencing the first month after a Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the "Monthly Performance Adjustment") based on the investment performance of the applicable Fund relative to the performance of the Morgan Stanley Capital International World Index (the "MSCI World Index") for the Independence Fund, the Russell MidCap Index for the Great America Fund, and the Russell Global ex-US Index for the Epic Voyage Fund measured over a trailing 36-month period (or, if a Fund does not have 36 full calendar months of operations, the number of months since commencement of that Fund's operations) (the "Performance Measurement Period"). The fee payable for each month (the "Total Advisory Fee") will be the Basic Fee plus or minus the Monthly Performance Adjustment. The maximum annual rate used in determining the Monthly Performance Adjustment is +/-0.20% of the Fund's investment performance applied to the average daily net assets of the Funds during the Performance Measurement Period. No adjustment is made if the percentage point difference between the investment performance of a Fund and the investment performance of the MSCI World Index, Russell MidCap Index, or Russell Global ex-US Index, as applicable, during the Performance Measurement Period is 3% or less. The applicable annual rate used for the Monthly Performance Adjustment varies proportionally with the percentage point difference between the performance of the Funds and the performance of the index, and the maximum adjustment rate of +/-0.20% applies when the Independence Fund outperforms or underperforms the MSCI World Index, the Great America Fund outperforms or underperforms the Russell MidCap Index, or the Epic Voyage Fund outperforms or underperforms the Russell Global ex-US Index by 13 percentage points or more.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Funds during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index, the Russell MidCap Index, or the Russell Global ex-US Index, respectively, over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index, Russell MidCap Index, or the Russell Global ex-US Index, respectively). The Monthly Performance Adjustment will be based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Funds and the investment performance of the index during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12, and (iii) multiplying the result by the average daily net assets of the Funds during the Performance Measurement Period.

The table below shows the Total Advisory Fee payable to the Adviser under the Current Agreement after performance adjustment (but before the effect of the expense limitation agreement) for each fiscal year end since a Fund's inception. As of the most recently completed fiscal year (October 31, 2013), no Fund had experienced a negative adjustment to its Basic Fee.

Fiscal Year End	Independence Fund (Inception Date 6/19/2009)	Great America Fund (Inception Date 11/1/2010)	Epic Voyage Fund (Inception Date 11/1/2011)
10/31/2009	0.95%
10/31/2010	0.98%
10/31/2011	1.03%	0.95%
10/31/2012	1.07%	0.97%	0.95%
10/31/2013	0.96%	0.98%	0.95%

The following table shows, for the fiscal year ended October 31, 2013: (i) the advisory fees payable to the Adviser under the Current Agreement as both a percentage of net assets and a dollar amount; (ii) the advisory fees that would have been payable to the Adviser, as both a percentage of net assets and a dollar amount, had the Amended Agreement been in effect; and (iii) the percentage difference between the two fees. The figures in this table are shown before the effect of the Adviser's expense limitation agreement that was in effect during the fiscal year ended October 31, 2013.

Advisory Fees Before Effect of Expense Limitation Agreement
Fund	Amount Payable to Adviser Under Current Agreement (%)	Amount Payable to Adviser Under Current Agreement ($)	Hypothetical Advisory Fee that Would Have Been Payable Under Amended Agreement (%)	Hypothetical Advisory Fee that Would Have Been Payable Under Amended Agreement ($)	Percentage Difference
Independence Fund	0.96%	$2,641,349	0.85%	$2,329,589	(11.80)%
Great America Fund	0.98%	$1,013,331	0.85%	$878,475	(13.31)%
Epic Voyage Fund	0.95%	$256,343	0.85%	$230,108	(10.23)%

The following table shows, for the fiscal year ended October 31, 2013: (i) the advisory fees payable to the Adviser under the Current Agreement as both a percentage of net assets and a dollar amount; (ii) the advisory fees that would have been payable to the Adviser, as both a percentage of net assets and a dollar amount, had the Amended Agreement been in effect; and (iii) the percentage difference between the two fees. The figures in this table are shown after the effect of the Adviser's expense limitation agreement that was in effect during the fiscal year ended October 31, 2013.

Advisory Fees After Effect of Expense Limitation Agreement
Fund	Actual Amount Received (or Reimbursed) By Adviser Under Current Agreement (%)	Actual Amount Received (or Reimbursed) By Adviser Under Current Agreement ($)	Hypothetical Advisory Fee that Would Have Been Paid Under Amended Agreement (%)	Hypothetical Advisory Fee that Would Have Been Paid Under Amended Agreement ($)	Percentage Difference
Independence Fund	0.95%	$2,614,256	0.74%	$2,028,427	(22.41)%
Great America Fund	0.82%	$850,573	0.59%	$612,367	(28.01)%
Epic Voyage Fund	(0.31)%	$(82,784)	(0.51)%	$(137,202)	(65.73)%

In addition to the proposed change in the advisory fee, the other substantive change reflected in the Amended Agreement is the deletion of a paragraph contained in the Current Agreement (see Paragraph 9 of the Current Agreement) that addresses possible state law requirements relating to expense limitation agreements. Because state law in this regard has been preempted by federal law, this paragraph is unnecessary and has been determined to have no effect on the agreement or the operation and management of the Funds. The Adviser and the Board have decided to take this opportunity to delete the paragraph, which has had no impact, and would continue to have no impact, on the amount of advisory fees paid under the agreement.

WHAT IMPACT WILL THE PROPOSED ADVISORY FEE CHANGE HAVE ON FUND EXPENSES?

It is anticipated that the proposed change to the advisory fee payable by each Fund will lower each Fund's total annual operating expenses relative to the past expenses incurred by each Fund. In addition, pursuant to an expense limitation agreement with the Trust, the Adviser currently waives and/or reimburses expenses of each Fund to prevent the Fund's expenses from exceeding a specified expense cap and, if the Amended Agreement is approved by shareholders, the Adviser and the Board have agreed that the Adviser will increase the amount of waivers and/or reimbursements so as to further lower the total expenses each Fund incurs. Currently, the Adviser has contractually agreed to pay, waive or absorb a portion of each Fund's expenses through the end of February 2015, or such later date as may be determined by the Fund and the Adviser, to the extent necessary to limit the Fund's operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Fund's average daily net assets. Note that the current expense limitation excludes the advisory fee and, therefore, only limits other expenses of each Fund. It is proposed that the Adviser will contractually agree to pay, waive or absorb a portion of each Fund's expenses to the extent necessary to limit the Fund's operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15% annually of the Fund's average daily net assets. The new expense limitation includes the advisory fee and, therefore, provides a lower cap on total operating expenses of the Funds

The following tables will help you understand the effect of the proposed change to the advisory fee structure on each Fund's total annual operating expenses. The fee table compares each Fund's expenses for the fiscal year ended October 31, 2013 to the Fund's pro forma expenses, which reflect the proposed advisory fee as though it had been in effect since the beginning of that fiscal year. The expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that

(1) your investment has a 5% return each year and (2) the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below.

Independence Fund

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Management Fees (including any performance-based adjustment)	0.96%	0.85%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.41%	0.41%
Total Annual Fund Operating Expenses	1.37%	1.26%
Less: Contractual Expense Limitation*	0.01%	0.01%
Annual Operating Expenses After Expense Limitation**	1.36%	1.25%

*  The Adviser has contractually agreed to pay, waive or absorb a portion of the Independence Fund's expenses through the end of February 2015, or such later date as may be determined by the Independence Fund and the Adviser, to the extent necessary to limit the Independence Fund's operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Independence Fund's average daily net assets. If the excluded expenses are incurred, the Independence Fund's operating expenses will be higher than 0.40% annually. The Adviser may recover from the Independence Fund fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Independence Fund's operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Independence Fund's average daily net assets. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Independence Fund.

**  Under the new expense limitation agreement discussed above, the Adviser would contractually agree to pay, waive or absorb a portion of the Independence Fund's expenses through the end of February 2016, or such later date as may be determined by the Independence Fund and the Adviser, to the extent necessary to limit the Independence Fund's operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15% annually of the Independence Fund's average daily net assets. Unlike the current agreement, the new agreement would include the advisory fee in the expense limitation. The Adviser may recover from the Independence Fund fees and expenses previously paid, waived or absorbed (including those paid, waived or absorbed under the current expense limitation agreement) for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Independence Fund's operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 1.15% annually of the Independence Fund's average daily net assets. The expense limitation agreement would terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Independence Fund.

Example

	1 Year	3 Years	5 Years	10 Years
Current Expenses	$138	$433	$749	$1,645
Pro Forma Expenses	$127	$399	$691	$1,522

Great America Fund

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Management Fees (including any performance-based adjustment)	0.98%	0.85%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.56%	0.56%
Total Annual Fund Operating Expenses	1.54%	1.41%
Less: Contractual Expense Limitation*	0.16%	0.16%
Annual Operating Expenses After Expense Limitation**	1.38%	1.25%

*  The Adviser has contractually agreed to pay, waive or absorb a portion of the Great America Fund's expenses through the end of February 2015, or such later date as may be determined by the Great America Fund and the Adviser, to the extent necessary to limit the Great America Fund's operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Great America Fund's average daily net assets. If the excluded expenses are incurred, the Great America Fund's operating expenses will be higher than 0.40% annually. The Adviser may recover from the Great America Fund fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Great America Fund's operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Great America Fund's average daily net assets. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Great America Fund.

**  Under the new expense limitation agreement discussed above, the Adviser would contractually agree to pay, waive or absorb a portion of the Great America Fund's expenses through the end of February 2016, or such later date as may be determined by the Great America Fund and the Adviser, to the extent necessary to limit the Great America Fund's operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15% annually of the Great America Fund's average daily net assets. Unlike the current agreement, the new agreement would include the advisory fee in the expense limitation. The Adviser may recover from the Great America Fund fees and expenses previously paid, waived or absorbed (including those paid, waived or absorbed under the current expense limitation agreement) for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Great America Fund's operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 1.15%

annually of the Great America Fund's average daily net assets. The expense limitation agreement would terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Great America Fund.

Example

	1 Year	3 Years	5 Years	10 Years
Current Expenses	$140	$471	$824	$1,821
Pro Forma Expenses	$127	$431	$756	$1,677

Epic Voyage Fund

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Management Fees (including any performance-based adjustment)	0.95%	0.85%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	1.65%	1.65%
Total Annual Fund Operating Expenses	2.60%	2.50%
Less: Contractual Expense Limitation*	1.25%	1.25%
Annual Operating Expenses After Expense Limitation**	1.35%	1.25%

*  The Adviser has contractually agreed to pay, waive or absorb a portion of the Epic Voyage Fund's expenses through the end of February 2015, or such later date as may be determined by the Epic Voyage Fund and the Adviser, to the extent necessary to limit the Epic Voyage Fund's operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Epic Voyage Fund's average daily net assets. If the excluded expenses are incurred, the Epic Voyage Fund's operating expenses will be higher than 0.40% annually. The Adviser may recover from the Epic Voyage Fund fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Epic Voyage Fund's operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Epic Voyage Fund's average daily net assets. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Epic Voyage Fund.

**  Under the new expense limitation agreement discussed above, the Adviser would contractually agree to pay, waive or absorb a portion of the Epic Voyage Fund's expenses through the end of February 2016, or such later date as may be determined by the Epic Voyage Fund and the Adviser, to the extent necessary to limit the Epic Voyage Fund's operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15% annually of the Epic Voyage Fund's average daily net assets. Unlike the current agreement, the new agreement would include the advisory fee in the expense limitation. The Adviser may recover from the Epic Voyage Fund fees and expenses previously paid, waived or absorbed (including those paid, waived or absorbed under the current expense limitation agreement) for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Epic Voyage Fund's operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 1.15% annually of the Epic Voyage Fund's average daily net assets. The expense limitation agreement would terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Epic Voyage Fund.

Example

	1 Year	3 Years	5 Years	10 Years
Current Expenses	$137	$689	$1,268	$2,841
Pro Forma Expenses	$127	$659	$1,218	$2,742

WHAT IMPACT, IF ANY, WILL THE AMENDED AGREEMENT HAVE ON THE PORTFOLIO MANAGEMENT SERVICES CURRENTLY BEING PROVIDED TO THE FUNDS?

The Funds will maintain their current portfolio management teams and will continue to receive the same level of service.

WHAT FACTORS WERE CONSIDERED BY THE BOARD OF TRUSTEES?

At a meeting held in person on March 12, 2014, the Board, including the Independent Trustees, approved the Amended Agreement between the Trust and the Adviser pursuant to which the Adviser would continue to provide investment advisory services to the Funds.

In determining whether to approve the Amended Agreement, the Board exercised its business judgment and considered various pieces of information regarding the Adviser and the Funds, as well as various factors including those described below that the Board deemed to be relevant. In its deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and it is assumed that each Trustee attributed different weights to the various factors. The following summarizes the materials and principal factors that the Board considered, and the conclusions the Board reached, in approving the Amended Agreement for the Funds.

In its deliberations, the Board considered many factors, including the nature, extent and quality of services provided by the Adviser; particularly, the qualifications and capabilities of the personnel responsible for providing services to the Funds. The Board was provided with information regarding the Adviser and its personnel, including information regarding the Adviser's financial condition. The Board reviewed the financial condition of the Adviser to determine that adequate resources were available to continue to provide the level of service expected to be provided to the Funds. The Board took note of the Adviser's commitment that there would be no reduction in the nature or quality of services provided by the Adviser, notwithstanding the proposed restructuring of the advisory fee, which would result in a lower base fee and the elimination of the fulcrum fee for each of the Funds. On the basis of its evaluation, the Board determined that the Adviser and its personnel were well-qualified to provide all required services to the Funds and to provide services that are of high quality, and that the Adviser had the appropriate resources to provide such services.

The Board recognized that a fund's investment performance is an important factor for a mutual fund board to consider in connection with the approval of an investment advisory agreement. The Board reviewed the performance of the Adviser and the Funds over various periods of time as compared to relevant indices and to peer group funds. The Board recognized that the Independence Fund underperformed its benchmark and peer group funds for the one year period but matched the benchmark and outperformed the peer group funds for the three year period, that the Great America Fund outperformed its peer group funds and its benchmark for the one and three year periods, and that the Epic Voyage Fund underperformed its benchmark and its peer group funds for the one year period. The Trustees also recognized that the Adviser does not manage the Funds to their respective benchmarks and were satisfied with the Adviser's investment process and decision-making and the relative performance of the Funds. The Board determined that the Funds were each delivering reasonable performance results under the circumstances, consistent with each Fund's investment strategies.

The Board also considered the costs of services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates under the Amended Agreement, as well as comparative fees and expenses of other mutual funds. The Board evaluated the proposed restructuring of the advisory fee and noted the change would simplify the advisory fee and make it more easily understood by shareholders. The Board also noted that the change is designed to make the Funds' expenses more competitive in the marketplace. The Board also considered that the Adviser has committed to continue to subsidize the Funds through an expense cap and has further committed to lower that cap. The Board noted that the proposed advisory fee payable by each Fund is within the range of fees paid by a peer group of funds, and that the overall expense ratios of the Funds, after giving effect to the Adviser's expense limitation, is within the range of expense ratios of the peer group funds. Based on the foregoing considerations, the Board determined that it was satisfied that the advisory fee proposed for each Fund is consistent with applicable standards and is reasonable and fair.

The Board recognized the importance of considering economies of scale when evaluating a proposed advisory fee, including the extent to which any such economies of scale would be shared with the Funds for the benefit of shareholders. It noted that, although the Funds' continue to grow, the Funds had not yet accumulated sufficient assets to benefit to any significant degree from economies of scale. The Board took into consideration that the Adviser has committed to maintaining an expense cap for each Fund and continues to subsidize the Epic Voyage Fund to maintain its cap. The Board also noted that the Adviser was lowering each Fund's base fee and eliminating the fulcrum fee, which historically had not resulted in a downward adjustment to the base fee for any of the Funds in any fiscal year after the first 12 months of operation.

The Board further considered the potential benefits that might be received by the Adviser due to its relationship with the Funds. It concluded that the Adviser does receive limited research through soft dollar trading. It was noted that the Adviser receives no other benefits beyond the advisory fee and the soft dollar research as a result of serving as Adviser to the Funds.

Based on its review of the information and factors described above, and other considerations deemed pertinent, the Board, including all of the Independent Trustees, unanimously approved the Amended Agreement subject to approval by shareholders of the Funds.

WHAT IS THE REQUIRED VOTE?

Approval of the Amended Agreement requires an affirmative vote by the shareholders of each Fund, voting separately, of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL 2?

If the Amended Agreement is not approved by the Funds' shareholders, the Current Agreement will remain in effect and the Board will determine what action, if any, should be taken.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE APPROVAL OF THE AMENDED AGREEMENT.

GENERAL INFORMATION

WHO ARE THE FUNDS' REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS?

The accounting firm of Tait, Weller and Baker LLP ("Tait Weller") serves as the registered independent public accounting firm for the Funds.

The following table shows fees billed by Tait Weller for professional audit services for the two most recent fiscal years, as well as fees billed for other services rendered by Tait Weller to the Funds:

	2013	2012
Audit Fees(1)	$47,400	$46,200
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$9,600	$9,300
All Other Fees(4)	$0	$0

(1)  Audit fees consist of fees billed for professional services rendered for the audit of the Funds' annual financial statements and services that are normally provided by Tait Weller in connection with statutory and regulatory filings.

(2)  Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements.

(3)  Tax fees consist of fees billed for professional services for tax compliance, tax advice, and tax planning. These services related to the review of federal and state tax returns.

(4)  All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

In accordance with the Trust's Audit Committee Charter (the "Charter"), the Audit Committee is responsible for pre-approving any engagement of Tait Weller to provide audit and non-audit services to the Trust. The Audit Committee is also responsible for pre-approving non-audit services provided by the Tait Weller to the Adviser or any affiliate of the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may form one or more subcommittees (which may consist of one or more Audit Committee members), and may delegate to any such committee or to the chair of the Audit Committee any portion of its authority, including the authority to pre-approve audit and permitted non-audit services, as it deems appropriate from time to time. Any decision of a subcommittee or of the chair to pre-approve audit or non-audit services shall be presented to the Audit Committee at its next regularly scheduled meeting. All of the services described in the table above were pre-approved by the Trust's Audit Committee.

The Audit Committee will periodically consider whether Tait Weller's receipt of non-audit fees, if any, from the Adviser, and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds, is compatible with maintaining the independence of Tait Weller.

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

The Board has named Philip Biedronski and Lawrence Greenberg, or one or more substitutes designated by them, as proxies who are authorized to vote the Funds' shares as directed by shareholders. Please complete and execute your Proxy Card. All properly executed Proxy Cards received prior to taking the vote at the Special Meeting, and not revoked, will be voted as instructed on the Proxy Cards. If a Proxy Card is signed and returned without indicating any voting instructions, the shares represented by that Proxy Card will be voted in favor of the proposal, except as described under "What Are The Voting Rights And The Quorum Requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

If any other matter is properly presented at the Special Meeting, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

If you wish to attend the Special Meeting and to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you were the beneficial owner of the shares on the Record Date. The Special Meeting is scheduled for 2:00 pm Eastern time on May 21, 2014, at 2000 Duke Street, Suite 150, Alexandria, Virginia 22314.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

Shareholders of each Fund as the Record Date are entitled to notice of and to vote at the Special Meeting. Each share of each class of each Fund on the Record Date is entitled to one vote and fractional shares will be counted as a fraction of a vote. Shareholders of the Funds at the close of business on the Record Date will be entitled to be present and to give voting instructions for each Fund in which they are a shareholder at the Special Meeting and any adjournment(s) or postponement(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning a majority of the outstanding shares entitled to vote on a matter is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Shareholders of all Funds will vote as a single class on Proposal 1 (election of a trustee). If the Nominee receives a plurality of the votes cast at the Special Meeting at which a quorum is present, he will be elected as a Trustee of the Trust.

Shareholders of each Fund will vote as a single class of shares on Proposal 2 (amended and restated investment advisory agreement). Approval of the proposal will require the affirmative vote of a "majority of the outstanding voting securities" of a Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; and (ii) more than 50% of the outstanding shares of the Fund.

In the event that a quorum of shareholders with respect to any proposal is not represented at the Special Meeting, the Special Meeting may be adjourned by affirmative vote of a majority of the shareholders present in person or by proxy at the Special Meeting and entitled to vote on such matter. If there are insufficient votes to approve a proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies are expected to vote in favor of such adjournment(s) or postponement(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to Proposal 2, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Card will vote as directed by the shareholder under the Proxy Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" the proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUNDS?

Administrator. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Funds' administrator.

Distributor. Foreside Funds Distributors LLC, located at 899 Cassatt Road, Berwyn, PA 19312, serves as the Funds' distributor.

Affiliated Brokerage Commissions. For the fiscal year ended October 31, 2013, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

WHO PAYS FOR THIS PROXY SOLICITATION AND THE SPECIAL MEETING?

All expenses in connection with the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by the Adviser.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable U.S. federal and state laws.

WHO SHOULD I CALL WITH QUESTIONS ABOUT THE PROXY?

If you have any questions regarding this proxy, please contact your financial intermediary or the Trust at 1-888-863-8803.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PLEASE SUBMIT YOUR VOTE PROMPTLY. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED WITH THE PROXY CARD FOR YOUR CONVENIENCE. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR PROXY CARD.

By Order of the Board of Trustees

  Peter Jacobstein
  President and Trustee

April 2, 2014

List of Appendices

Appendix A  Owners of More Than 5% of a Fund as of the Record Date

Appendix B  Audit Committee Charter

Appendix C  Form of Amended and Restated Investment Advisory Agreement

Appendix D  Current Investment Advisory Agreement

APPENDIX A

Owners of More Than 5% of a Fund as of the Record Date

As of March 26, 2014, the following person(s) owned of record, or were known to the Motley Fool Funds Trust to own more than 5% of the Funds' shares of stock.

Motley Fool Independence Fund

Name and Address	Shares	Percentage of Fund
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, VA 94104	4,439,137.109	23.08%
National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Floor 5 Jersey City, NJ 07310	3,949,202.666	20.53%
TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	2,065,326.367	10.74%

Motley Fool Great America Fund

Name and Address	Shares	Percentage of Fund
National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Floor 5 Jersey City, NJ 07310	2,941,619.675	26.48%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, VA 94104	2,771,631.414	24.95%
TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	1,330,095.203	11.97%

A-1

Motley Fool Epic Voyage Fund

Name and Address	Shares	Percentage of Fund
National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Floor 5 Jersey City, NJ 07310	958,297.600	25.63%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, VA 94104	805,791.111	21.55%
TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	450,477.029	12.05%

A-2

APPENDIX B

Audit Committee Charter

THE MOTLEY FOOL FUNDS TRUST

AUDIT COMMITTEE CHARTER

I.  Composition of the Audit Committee: The Audit Committee of the Board of Trustees (the "Board") of The Motley Fool Funds Trust (the "Trust") shall be comprised of each member of the Board who is not an "interested person," as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees").(1)

II.  Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board:

1.  in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;

2.  in its oversight of the Trust's financial statements and the independent audit thereof;

3.  in selecting (or nominating the auditor to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the auditor;

4.  in evaluating the independence of the auditor; and

5.  in reviewing the compliance program of the Trust.

The function of the Audit Committee is oversight. The management of the Trust, including contractually obligated service providers,(2) is responsible for the preparation, presentation and integrity of the Trust's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditor is responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including the issue of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each

(1)  References herein to the Trust shall be deemed to refer to each series of the Trust as required or otherwise appropriate.

(2)  For purposes of this Charter, the management and contractually obligated service providers shall include the officers of the Trust, the personnel of the investment advisers and the administrators who provide services to the Trust and other key service providers (other than the auditor).

member of the Audit Committee shall be entitled to rely on: (i) the integrity of those persons and organizations within and outside the Trust from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (iii) representations made by management of the Trust, including the investment adviser of the trust, Motley Fool Asset Management, LLC (the "Adviser"), and its personnel, or by the auditor, as to any information technology, internal audit and other non-audit services provided by the auditor to the Trust, the Adviser or any entity controlling, controlled by or under common control with the Adviser which provides services to the Trust ("Motley Fool Affiliates"), or absent actual knowledge to the contrary, representations made by such persons as to other matters.

The auditor is ultimately accountable to the Audit Committee. The Board and, to the extent delegated herein, the Audit Committee, have the ultimate authority and responsibility to select, evaluate and, where appropriate, to replace the auditor (or to nominate the auditor to be proposed for approval by shareholders of the Trust at any meeting of shareholders).

The auditor shall submit to the Audit Committee annually a formal written statement ("Statement as to Independence") addressing all relationships, including non-audit services, required by Independence Standards Board Standard No. 1 and any other relationships that might have bearing on the independence of the auditor or that might be agreed by the Audit Committee and the auditor.

In connection with the preparation of any Trust proxy statement and each annual filing by the Trust on Form N-CSR, management shall be responsible for the preparation of a written statement of the fees billed for each of the following categories of services rendered by the auditor during the two most recent fiscal years of the Trust: (i) the audit of the Trust's financial statements; (ii) any services that are reasonably related to the performance of the audit of the Trust's financial statements or review of the Trust's financial statements (audit-related services); (iii) professional services for tax compliance, tax advice and tax planning; and (iv) all services other than those described in (i)-(iii) above, provided to the Trust, to the Adviser or to any Motley Fool Affiliate that provides ongoing services to the Trust, in the aggregate and by each service.

III.  Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to fully perform its responsibilities and shall maintain and preserve minutes of its meetings. In addition, the Audit Committee should meet separately at least annually with management and the auditor to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. A Chair of the Audit Committee shall be appointed by the Board and the Chair shall preside at meetings of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum for the purpose of taking any action at a meeting of the Audit Committee, and the action of a majority of such members present at a meeting at which a quorum is present shall be the action of the

Audit Committee. The Audit Committee may request any officer or employee of the Trust or any service provider, counsel to the Trust or any counsel retained to represent the Independent Trustees, or the auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.  Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.  with respect to the auditor,

(i)  to approve, prior to appointment, the engagement of the auditor to conduct the annual audit of the Trust's financial statements and to furnish its opinion thereon, and to assist the Board in its selection, retention and termination of the auditor;

(ii)  to review and approve the fees charged to the Trust by the auditor for audit and non-audit services;

(iii)  to pre-approve other audit and non-audit services provided to the Trust;

(iv)  to pre-approve non-audit services provided by the auditor to the Adviser or any Motley Fool Affiliate that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust;

(v)  to ensure that the auditor prepares and delivers annually a Statement as to Independence (it being understood that the auditor is responsible for the accuracy and completeness of this Statement), to discuss with the auditor any relationships or services disclosed in this Statement that the auditor may believe impact its objectivity or independence and, when deemed necessary or appropriate, to recommend that the Board take appropriate action in response to this Statement to satisfy itself of the auditor's independence;

(vi)  when required in connection with the preparation of any Trust proxy statement or other regulatory filing, to consider whether the auditor's provision to the Trust, the Adviser or any Motley Fool Affiliate of non-audit services is compatible with maintaining the independence of the auditor; and

(vii)  to instruct the auditor that the auditor is ultimately accountable to the Audit Committee;

2.  with respect to financial reporting principles and policies and related controls and procedures,

(i)  to request management and the auditor to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices; provided, however, that it is the expectation of the Audit Committee that management and the auditor will bring such matters promptly to the attention of the Audit Committee;

(ii)  to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the auditor required by or referred to in PCAOB Communications Standard 16 or other applicable auditing literature, as may be modified or supplemented;

(iii)  to meet with management and/or the auditor:

•  to discuss the scope of the annual audit or any audit or review of interim financial statements;

•  to discuss the audited financial statements;

•  to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the auditor, relating to the Trust's financial statements;

•  to review the opinion the auditor renders to the Board and members;

•  to discuss with management and the auditor their respective procedures to assess the representativeness of securities prices provided by external pricing services;

•  to discuss with the auditor its conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

•  to discuss the report of the auditor on the Trust's system of internal accounting controls required to be filed with the Trust's Form N-SAR;

•  to discuss significant changes to the Trust's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the auditor or management; and

•  to inquire about significant risks and exposures, if any, relating to the Trust's accounting and financial reporting principles and policies and related controls and procedures, and the steps taken to monitor and minimize such risks and exposures; and

(iv)  to discuss with the Trust's legal advisors any significant legal matters that may have a material effect on the financial statements;

3.  with respect to the Trust's compliance program,

(i)  to meet regularly with the Trust's Chief Compliance Officer ("CCO"); and

(ii)  to review compliance matters with the CCO and consider any reports submitted by the CCO;

4.  with respect to reporting, recommendations and other matters,

(i)  to provide advice to the Board in selecting the principal accounting officer of the Trust;

(ii)  to review this Charter at least annually and recommend any changes to the Board; and

(iii)  to report its activities to full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.  Delegation of Responsibilities. The Audit Committee may form one or more subcommittees (which may consist of one or more Audit Committee members), and may delegate to any such committee or to the Chair of the Audit Committee any portion of its authority, including the authority to pre-approve audit and permitted non-audit services, as it deems appropriate from time to time. Any decision of a subcommittee or of the Chair to pre-approve audit or non-audit services shall be presented to the Audit Committee at its next regularly scheduled meeting or sooner, if considered materials by a sub-committee or a Chair.

VI.  Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

As adopted on March 25, 2009
As amended on September 30, 2009, December 14, 2011 and September 12, 2012

APPENDIX C

Form of Amended and Restated Investment Advisory Agreement

AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the ____ day of __________, 2014, by and between The Motley Fool Funds Trust, a Delaware statutory trust (the "Trust"), and Motley Fool Asset Management, LLC, a Delaware limited liability company (the "Adviser").

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"); and

WHEREAS, the Trust and the Adviser previously have entered into an investment advisory agreement dated June 15, 2009, and are hereby amending and restating that agreement; and

WHEREAS, the Trust desires to continue to retain the Adviser to render investment advisory and other services to each series of the Trust set forth on Schedule A hereto (each a "Fund" and, collectively, the "Funds"), as such schedule may be amended from time to time, and the Adviser desires to continue to provide such services;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Trust and the Adviser agree as follows:

1.  The Trust hereby retains the Adviser to act as investment adviser to the Funds and, subject to the supervision of the Board of Trustees of the Trust (the "Board"), to manage the investment activities of the Funds and to provide certain other services to the Trust as hereinafter set forth. Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of each Fund in a manner consistent with the investment objective, policies and restrictions of that Fund and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by each Fund and the timing of such purchases, sales and dispositions; and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of each Fund, as the Adviser shall deem necessary or appropriate. The Adviser shall furnish to or place at the disposal of the Trust such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Trust may, from time to time, reasonably request.

2.  The Adviser shall assist in the selection of and the negotiation of agreements with, and monitor the quality of services provided by, the Trust's administrator, custodian, transfer agent, and other organizations that provide services to the Trust (but the Trust shall pay the fees and expenses of the administrator, custodian and transfer agent and such other organizations and the Adviser shall not be responsible for the acts or omissions of such service providers). The Adviser shall also provide such additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Trust beyond those furnished by the Trust's administrator.

3.  The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser or furnished to the Trust under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire.

4.  The Adviser shall, at its own expense, create and maintain a website on behalf of the Trust, which website will be the property of the Adviser.

5.  The Trust will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Funds and the Trust as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

6.  The Adviser shall bear the cost of rendering the services to be performed or furnished by it under this Agreement, and shall provide the Trust with such office space, facilities, equipment, clerical help, and other personnel and services as the Trust shall reasonably require in the conduct of its business. The Adviser shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Trust. The salaries of officers of the Trust, and the fees and expenses of Trustees of the Trust, who are also directors, officers or employees of the Adviser, or who are officers or employees of any company affiliated with the Adviser, shall be paid and borne by the Adviser or such affiliated company.

7.  The Trust assumes and shall pay or cause to be paid all expenses of the Trust not expressly assumed by the Adviser under this Agreement, including without limitation: any payments pursuant to any plan of distribution adopted by the Trust; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and the Funds, and supplements thereto, to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the

Adviser or who are not officers or employees of any company affiliated with the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Funds' shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust's independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

8.  As full compensation for the services and facilities furnished to the Funds and the Trust and the expenses assumed by the Adviser under this Agreement, each Fund shall pay to the Adviser a monthly fee computed at the annual rate set forth in Schedule A to this Agreement based on the Fund's average daily net assets during the month. The fee paid by each Fund shall be paid monthly in arrears, promptly after the end of the month.

9.  The Adviser will use its best efforts in the supervision and management of the investment activities of the Trust and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Adviser, its members, officers and employees and their respective affiliates, executors, heirs, assigns, successors and other legal representatives and members, officers and employees of affiliates of the Adviser (the "Affiliates") shall not be liable to the Trust or the Funds for any error of judgment or any mistake of law or for any act or omission by the Adviser or by any of the Affiliates.

10.  Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or investment manager for any other person, firm, corporation or account nor in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

11.  The Trust acknowledges and agrees, in accordance with the provisions of Article VIII, Section 9 of the Trust's Declaration of Trust effective as of November 14, 2008 (the "Declaration of Trust"), that the name "The Motley Fool," the "The Motley Fool" logo and all rights to the use of such name or logo (or any derivatives of such name or logo) as part of the name of the Trust and the Funds or otherwise belong to The Motley Fool Holdings, Inc. ("TMF Holdings"). The Adviser, with the authorization of TMF Holdings, hereby consents to the use by the Trust of such name and logo and has granted to the Trust a non-exclusive license to use such name (and the name "Motley Fool") as part of the name of the Trust and the name of the Funds. In the event an affiliate of TMF Holdings ceases to serve as the investment adviser of the Trust or the Funds, this non-exclusive license granted herein may be revoked in whole or in part by the Adviser or by TMF Holdings, and the Trust shall promptly cease using the name "The Motley Fool" (and the name "Motley Fool") as part of its name and the name of the Funds and cease use of "The Motley Fool" logo, unless otherwise consented to by TMF Holdings or any successor to its interest in such name.

12.  This Agreement shall remain in effect for an initial term expiring two years after the date of its execution, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of each Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; provided that in either event such continuance is also approved by a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval; and provided, however, that: (a) the Trust may at any time, without payment of any penalty, terminate this Agreement upon sixty days' written notice to the Adviser, either by majority vote of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust (as defined by the 1940 Act and the rules thereunder); (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Adviser may terminate this Agreement without payment of penalty on sixty days' written notice to the Trust.

13.  Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

14.  This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board and by a majority of the Independent Trustees in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder. Any amendment shall also be required to be approved by a vote of shareholders of the Trust as, and to the extent, required by the 1940 Act and the rules thereunder. This Agreement may be amended to make it applicable to one or more additional series of the Trust which may hereafter be formed and such amendment need not be approved by the vote of the holders of shares of the Funds.

15.  This Agreement shall be construed in accordance with the laws of the state of Delaware and the applicable provisions of the 1940 Act. To the extent the applicable law of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.  The Trust represents that this Agreement has been duly approved by the Board, including a majority of the Independent Trustees, and by shareholders of the Trust in accordance with the requirements of the 1940 Act and the rules thereunder.

17.  The Declaration of Trust states and notice is hereby given that this Agreement is not executed on behalf of the Trustees of the Trust as individuals, and that the obligations of the Trust under this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first written above.

THE MOTLEY FOOL FUNDS TRUST

By:

[name]
[title]

MOTLEY FOOL ASSET MANAGEMENT, LLC

By:

[name]
[title]

SCHEDULE A
DATED _______, 2014
TO THE
AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
DATED ________, 2014

Fund	Fee
Motley Fool Independence Fund	0.85%
Motley Fool Great America Fund	0.85%
Motley Fool Epic Voyage Fund	0.85%

APPENDIX D

Current Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT made and executed the 15th day of June, 2009, by and between The Motley Fool Funds Trust, a Delaware statutory trust (the "Trust"), and Motley Fool Asset Management, LLC, a Delaware limited liability company (the "Adviser").

WHEREAS, the Trust proposes to engage in business as an investment company and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and proposes to engage in the business of acting as an investment adviser; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory and other services to each series of the Trust set forth on the Schedules to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedules may be amended from time to time upon mutual agreement of the parties, and the Adviser desires to be retained to provide such services;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Trust and the Adviser agree as follows:

1.  The Trust hereby retains the Adviser to act as investment adviser to the Funds and, subject to the supervision of the Board of Trustees of the Trust (the "Board"), to manage the investment activities of the Funds and to provide certain other services to the Trust as hereinafter set forth. Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of each Fund in a manner consistent with the investment objective, policies and restrictions of that Fund and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by each Fund and the timing of such purchases, sales and dispositions; and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of each Fund, as the Adviser shall deem necessary or appropriate. The Adviser shall furnish to or place at the disposal of the Trust such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Trust may, from time to time, reasonably request.

2.  The Adviser shall assist in the selection of and the negotiation of agreements with, and monitor the quality of services provided by, the Trust's administrator, custodian, transfer agent, and other organizations that provide services to the Trust (but the Trust shall pay the fees and expenses of the administrator, custodian and transfer agent and such other organizations and the Adviser shall not be responsible for the acts or omissions of such service providers). The Adviser shall also provide such additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Trust beyond those furnished by the Trust's administrator.

3.  The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser or furnished to the Trust under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire.

4.  The Adviser shall, at its own expense, create and maintain a website on behalf of the Trust, which website will be the property of the Adviser.

5.  The Trust will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Funds and the Trust as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

6.  The Adviser shall bear the cost of rendering the services to be performed or furnished by it under this Agreement, and shall provide the Trust with such office space, facilities, equipment, clerical help, and other personnel and services as the Trust shall reasonably require in the conduct of its business. The Adviser shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Trust. The salaries of officers of the Trust, and the fees and expenses of Trustees of the Trust, who are also directors, officers or employees of the Adviser, or who are officers or employees of any company affiliated with the Adviser, shall be paid and borne by the Adviser or such affiliated company.

7.  The Trust assumes and shall pay or cause to be paid all expenses of the Trust not expressly assumed by the Adviser under this Agreement, including without limitation: any payments pursuant to any plan of distribution adopted by the Trust; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and the Funds, and supplements thereto, to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of

Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Adviser or who are not officers or employees of any company affiliated with the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Funds' shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust's independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

8.  As full compensation for the services and facilities furnished to the Funds and the Trust and the expenses assumed by the Adviser under this Agreement, the Funds shall pay to the Adviser a fee determined as described in the Schedules to this Agreement. The fee paid by each Fund shall be paid monthly, in arrears, promptly after the end of the month. Subject to the provisions of paragraph 9 hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the necessary computations.

9.  In the event the operating expenses of a Fund, including amounts payable to the Adviser pursuant to paragraph 8 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed any expense limitation applicable to that Fund under any state securities laws or regulations (as such limitations may be raised or lowered or waived upon application of the Trust or the Adviser from time to time) and which are not pre-empted by federal law, the Adviser shall reduce its fee to the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust for annual operating expenses of the Fund in excess of such expense limitation; provided, however, that there shall be excluded from expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification relating thereto) paid or payable by the Fund to the extent permissible under applicable laws and regulations. The amount of any such reduction in fee or reimbursement of expenses shall be calculated and accrued daily and settled on a monthly basis, based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as of the end of the last business day of the month, the expense limitation which results in the largest reduction in the Adviser's fee shall be applicable.

For purposes of this provision, should any applicable expense limitation be based upon the gross income of a Fund, such gross income shall include, but not be limited to, interest on debt securities held by the Fund accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities held by the Fund, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

10.  The Adviser will use its best efforts in the supervision and management of the investment activities of the Trust and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Adviser, its members, officers and employees and their respective affiliates, executors, heirs, assigns, successors and other legal representatives and members, officers and employees of affiliates of the Adviser (the "Affiliates") shall not be liable to the Trust or the Funds for any error of judgment or any mistake of law or for any act or omission by the Adviser or by any of the Affiliates.

11.  Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or investment manager for any other person, firm, corporation or account nor in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

12.  The Trust acknowledges and agrees, in accordance with the provisions of Article VIII, Section 9 of the Trust's Declaration of Trust effective as of November 14, 2008 (the "Declaration of Trust"), that the name "The Motley Fool," the "The Motley Fool" logo and all rights to the use of such name or logo (or any derivatives of such name or logo) as part of the name of the Trust and the Funds or otherwise belong to The Motley Fool Holdings, Inc. ("TMF Holdings"). The Adviser, with the authorization of TMF Holdings, hereby consents to the use by the Trust of such name and logo and has granted to the Trust a non-exclusive license to use such name (and the name "Motley Fool") as part of the name of the Trust and the name of the Funds. In the event an affiliate of TMF Holdings ceases to serve as the investment adviser of the Trust or the Funds, this non-exclusive license granted herein may be revoked in whole or in part by the Adviser or by TMF Holdings, and the Trust shall promptly cease using the name "The Motley Fool" (and the name "Motley Fool") as part of its name and the name of the Funds and cease use of "The Motley Fool" logo, unless otherwise consented to by TMF Holdings or any successor to its interest in such name.

13.  This Agreement shall remain in effect for an initial term expiring two years after the date of its execution, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of each Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; provided that in either event such continuance is also approved by a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval; and provided, however, that: (a) the Trust may at any time, without payment of any penalty, terminate this Agreement upon sixty days' written notice to the Adviser, either by majority vote of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust (as defined by the 1940 Act and the rules thereunder); (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Adviser may terminate this Agreement without payment of penalty on sixty days' written notice to the Trust.

14.  Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

15.  This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board and by a majority of the Independent Trustees in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder. Any amendment shall also be required to be approved by a vote of shareholders of the Trust as, and to the extent, required by the 1940 Act and the rules thereunder. This Agreement may be amended to make it applicable to one or more additional series of the Trust which may hereafter be formed and such amendment need not be approved by the vote of the holders of shares of the Funds.

16.  This Agreement shall be construed in accordance with the laws of the state of Delaware and the applicable provisions of the 1940 Act. To the extent the applicable law of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

17.  The Trust represents that this Agreement has been duly approved by the Board, including a majority of the Independent Trustees, and by shareholders of the Trust in accordance with the requirements of the 1940 Act and the rules thereunder.

18.  The Declaration of Trust states and notice is hereby given that this Agreement is not executed on behalf of the Trustees of the Trust as individuals, and that the obligations of the Trust under this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first written above.

Attest:

/s/ Lawrence Greenberg

Attest:

/s/ Lawrence Greenberg

THE MOTLEY FOOL
FUNDS TRUST

By: /s/ Peter E. Jacobstein

Peter E. Jacobstein
President

MOTLEY FOOL ASSET
MANAGEMENT, LLC

By: /s/ Peter E. Jacobstein

Peter E. Jacobstein
President and Chairman

SCHEDULE A

Motley Fool Independence Fund

Advisory Fee Schedule
dated as of June 15, 2009
revised September 15, 2010

In consideration of the services provided by the Adviser, the Trust shall pay to the Adviser compensation computed and paid monthly at an annual rate of 0.95% of the Fund's average daily net assets during the month (the "Basic Fee"). Commencing the first month after the Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the "Monthly Performance Adjustment") based on the investment performance of the Fund relative to the performance of the MSCI World Index measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or, if the Fund does not have 36 full calendar months of operations, the number of months since commencement of the Fund's operations) (the "Performance Measurement Period"). The fee payable for each month (the "Total Advisory Fee") will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Fund (essentially, the change in the Fund's net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index). The Monthly Performance Adjustment will be based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Fund and the investment performance of the MSCI World Index during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12 and (iii) multiplying the result by the average daily net assets of the Fund during the Performance Measurement Period. There will be no Monthly Performance Adjustment if the difference between the investment performance of the Fund and the investment performance of the index is 3 percentage points or less.

In the event this Agreement is effective for only a portion of any calendar month, the Total Advisory Fee payable for such month shall be pro rated based upon the number of days during the month that this Agreement was effective.

SCHEDULE B

Motley Fool Great America Fund

Advisory Fee Schedule
dated as of September 15, 2010

In consideration of the services provided by the Adviser, the Trust shall pay to the Adviser compensation computed and paid monthly at an annual rate of 0.95% of the Fund's average daily net assets during the month (the "Basic Fee"). Commencing the first month after the Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the "Monthly Performance Adjustment") based on the investment performance of the Fund relative to the performance of the Russell MidCap Index measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or, if the Fund does not have 36 full calendar months of operations, the number of months since commencement of the Fund's operations) (the "Performance Measurement Period"). The fee payable for each month (the "Total Advisory Fee") will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Fund (essentially, the change in the Fund's net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the Russell MidCap Index over the same period (including the value of dividends paid during the measurement period on stocks included in the Russell MidCap Index). The Monthly Performance Adjustment will be based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Fund and the investment performance of the Russell MidCap Index during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12 and (iii) multiplying the result by the average daily net assets of the Fund during the Performance Measurement Period. There will be no Monthly Performance Adjustment if the difference between the investment performance of the Fund and the investment performance of the index is 3 percentage points or less.

In the event this Agreement is effective for only a portion of any calendar month, the Total Advisory Fee payable for such month shall be pro rated based upon the number of days during the month that this Agreement was effective.

SCHEDULE C

Motley Fool Epic Voyage Fund

Advisory Fee Schedule
dated as of September 14, 2011
amended October 17, 2011

In consideration of the services provided by the Adviser, the Trust shall pay to the Adviser compensation computed and paid monthly at an annual rate of 0.95% of the Fund's average daily net assets during the month (the "Basic Fee"). Commencing the first month after the Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the "Monthly Performance Adjustment") based on the investment performance of the Fund relative to the performance of the Russell Global ex-US Index measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or, if the Fund does not have 36 full calendar months of operations, the number of months since commencement of the Fund's operations) (the "Performance Measurement Period"). The fee payable for each month (the "Total Advisory Fee") will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Fund (essentially, the change in the Fund's net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the Russell Global ex-US Index over the same period (including the value of dividends paid during the measurement period on stocks included in the Russell Global ex-US Index). The Monthly Performance Adjustment will be based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Fund and the investment performance of the Russell Global ex-US Index during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12 and (iii) multiplying the result by the average daily net assets of the Fund during the Performance Measurement Period. There will be no Monthly Performance Adjustment if the difference between the investment performance of the Fund and the investment performance of the index is 3 percentage points or less.

In the event this Agreement is effective for only a portion of any calendar month, the Total Advisory Fee payable for such month shall be pro rated based upon the number of days during the month that this Agreement was effective.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
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To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
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To vote by Mail

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2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M71098-S17464	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
		All	All	Except

The Board of Trustees recommends you vote FOR the following:

1. Election of Trustee

Nominee:

1a. Carl Verboncoeur

The Board of Trustees recommends you vote FOR the following proposal:						For	Against	Abstain

2. To approve the Amended and Restated Investment Advisory Agreement between the Trust and the Adviser

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

M71099-S17464

MOTLEY FOOL FUNDS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Motley Fool Independence Fund, the Motley Fool Great America Fund and/or the Motley Fool Epic Voyage Fund (the “Funds”) hereby appoints Lawrence Greenberg and Philip Biedronski, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on March 26, 2014 at a Special Meeting of Shareholders to be held on May 21, 2014 at the office of Motley Fool Asset Management, 2000 Duke Street, Suite 150, Alexandria, VA 22314, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE